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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 15, 1999


                        CONSUMER PORTFOLIO SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)



                                  California
                 (State or Other Jurisdiction of Incorporation)


          333-49945                                 33-0459135
    (Commission File Number)            (I.R.S. Employer Identification No.)


  16355 Laguna Canyon Road, Irvine, California               92618
    (Address of Principal Executive Offices)               (Zip Code)


                                 (949) 753-6800
              (Registrant's Telephone Number, Including Area Code)








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Item 5.  Other Events.
         None

Item 7.  Financial Statements and Exhibits.
         (c)  Exhibits.

Exhibit
  No.          Document Description

20.1 Monthly Servicing Report for the August 1999 collection period for CPS Auto Grantor Trust 1998-2.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CONSUMER PORTFOLIO SERVICES, INC.
                                  (Registrant)

Dated: September 30, 1999         By:     /s/ James L. Stock
                                  Name:   James L. Stock
                                  Title:  Vice President - Corporate Controller






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                                INDEX TO EXHIBITS



Exhibit                                                               Sequential
  No.          Document Description                                   Page No.

20.1 Monthly Servicing Report for the August 1999 collection period for CPS Auto Grantor Trust 1998-2.